UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2008

Integrated BioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28876	22-2407475
(Commission File Number)	(IRS Employer Identification No.)

225 Long Avenue Hillside, New Jersey	07205
(Address of Principal Executive Offices)	(Zip Code)

(973) 926-0816

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 14, 2008, Integrated BioPharma, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Securities Purchase Agreement and 8% Senior Secured Notes (the “First Amendment”), amending certain agreements and instruments entered into between the Company, Imperium Master Fund, Ltd. (“Imperium”) and certain other investors in connection with the Company’s February 2008 private placement of securities. The First Amendment was amended and restated on October 20, 2008 (the “Restated First Amendment”). The Restated First Amendment effected the following changes to the terms of the agreements entered into in February 2008:

•	the maturity date under the 8% Senior Secured Notes held by Imperium and the other investors (the “Notes”) was extended to November 15, 2009;

•	the Notes were amended to provide for an additional 11.5% premium to be paid by the Company upon repayment of the Notes;

•	a requirement that the Company issue 200,000 shares of its common stock to the investors if the Note was not repaid by a certain date was deleted;

•	the Company issued new warrants to purchase an aggregate of up to 500,000 shares of its common stock to the investors at an exercise price of $0.80 (the “Warrants”); and

•	the Company agreed to new covenants relating to maintenance of tangible net worth and audit rights.

The Company has agreed, pursuant to the terms of registration rights agreements with the investors (the “Registration Rights Agreements”), to (i) file a shelf registration statement, with respect to the resale of the shares of the Company’s common stock underlying the Warrants, with the SEC within 30 days after the execution of the First Amendment; (ii) have the shelf registration statement declared effective by the SEC no later than 90 days after such date, and (iii) keep the shelf registration statement effective until all remittable securities may be sold under Rule 144 under the Securities Act of 1933. If the Company is unable to comply with any of the above covenants, it will be required to pay liquidated damages to the investors based on a formula set forth in the Registration Rights Agreements.

The Warrants, and the shares of common stock underlying the Warrants, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated hereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

The foregoing description of the Restated First Amendment, the Warrants and the Registration Rights Agreements, is qualified in its entirety by reference to the full text of such instruments and agreements, a copy of each of which is attached hereto as exhibits, and each of which is incorporated herein in its entirety by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description
4.1	Form of Warrant issued to Investors.
10.1

Amended and Restated First Amendment to Amended and Restated Securities Purchase Agreement and 8% Senior Secured Notes, dated as of October 20, 2008, by and between Integrated BioPharma, Inc. and the Investors listed therein.

10.2	Registration Rights Agreement, dated as of October 14, 2008, by and between Integrated BioPharma, Inc. and the Investors listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: October 20, 2008                                            By:     /s/ Dina Masi

               Dina Masi

               Chief Financial Officer